Exhibit 1.3



                        I CERTIFY THIS IS A COPY OF A
                              DOCUMENT FILED ON


                                 MAR 11 1998


                               JOHN S. POWELL
                             REGISTRAR OF COMPANIES
                          PROVINCE OF BRITISH COLUMBIA

                                   FORM 19

                                (Section 348)

                                 COMPANY ACT

                             SPECIAL RESOLUTION


                                                     Certificate of
                                                     Incorporation No. 326273


The following special resolution was passed by the company referred to below on the date stated:

Name of company:                            DSI DATOTECH SYSTEMS INC.

Date resolution passed:                     January 9, 1998

Resolution:

"RESOLVED as a Special Resolution that the existing Articles of the Company be canceled, and that the new form of Articles approved by the Directors of the Company and presented to members at the Annual General Meeting be adopted as the Articles of the Company in substitution for and to the exclusion of the existing Articles of the Company."

Certified a true copy January 28, 1998.





(Signature) /s/_________________________________

(Relationship to Company)           Solicitor
                          -------------------------------



*A copy of the new form of Articles approved by the Directors of the Company is attached as Schedule "A" to this Resolution.

                                                                  ARTICLES

                                                                     of

                                                    DSI DATOTECH SYSTEMS INC.

                                                    PART 1- TABLE OF CONTENTS

                                                                         Page
PART 1 - TABLE OF CONTENTS                                                  1
PART 2- INTERPRETATION                                                      2
PART 3- SHARES                                                              2
PART 4- BRANCH REGISTERS                                                    3
PART 5- TRANSFER AND TRANSMISSION OF SHARES                                 3
PART 6- PURCHASE AND REDEMPTION OF SHARES                                   4
PART 7- GENERAL MEETINGS                                                    4
PART 8- VOTING OF MEMBERS                                                   6
PART 9- DIRECTORS                                                           8
PART 10- POWERS AND DUTIES OF DIRECTORS                                     9
PART 11- DISCLOSURE OF INTEREST OF DIRECTORS                               10
PART 12- PROCEEDINGS OF DIRECTORS                                          10
PART 13- EXECUTIVE AND OTHER COMMITTEES                                    11
PART 14- OFFICERS                                                          12
PART 15 - INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND
   EMPLOYEES                                                               12
PART 16- DIVIDENDS AND RESERVE                                             13
PART 17- DOCUMENTS, RECORDS AND REPORTS                                    14
PART 18 -NOTICES                                                           14
PART 19- EXECUTION OF DOCUMENTS                                            15
PART 20-SEAL                                                               15

                             PART 2- INTERPRETATION

2.1       These Articles are subject to the provisions of the "Company Act".

     2.2 In these Articles, unless there is something in the subject or context inconsistent herewith:

          "Board" and "Directors" or "directors" mean the directors or sole director of the Company for the time being.

          "Company Act" means the Company Act of the Province of British Columbia from time to time in force and includes the regulations made pursuant thereto.

          "registered owner", "registered holder", "owner", or "holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

          "Securities Act" means the Securities Act of the Province of British Columbia from time to time in force and includes the regulations and policies made pursuant thereto.

     2.3 A reference to writing includes any visible form of representing or reproducing words.

2.4 Words importing the singular or plural, a person or corporation, or the masculine, feminine or neuter gender will include the other or others of them respectively as the context requires.

2.5 The meaning of any words or phases defined in the Company Act will, if not inconsistent with the subject or context, bear the same meaning in these Articles.


                                 PART 3- SHARES


3.1 The shares in the Company will be under the control of the directors who may, subject to the tights of the holders of any shares, allot, issue, or otherwise deal with them, at such times, to such persons (including directors) in such manner, at such price or consideration, upon such terms and conditions, as they, in their discretion, may determine.

3.2 The directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares.

3.3 Except as required by law or these Articles, no person will be recognized by the Company as having any interest whatsoever in any share except the registered holder thereof.

     3.4 If a share is registered in the names of two or more persons they will be joint holders.

3.5 Neither the Company nor any transfer agent will be liable for any loss occasioned to the member owing to any share certificate being lost in the mail or stolen.

3.6 A share certificate or debt obligation bearing the printed or mechanically reproduced signature of a person will not be invalid at its date of issue by reason of the fact that such person will have ceased to hold the office he is stated to hold on such certificate or debt obligation.


                            PART 4- BRANCH REGISTERS


4.1 Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members or debenture holders at such place or places as the directors may from time to time determine.


                   PART 5- TRANSFER AND TRANSMISSION OF SHARES


5.1 Subject to the provisions of the Memorandum and of these Articles, a member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer may be in the form, if any, on the back of the share certificate representing the shares, or in such other form as the directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor will be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer will constitute a complete and sufficient authority to the Company, its directors, officers and agents to register in the name of the transferee as named in the instrument of transfer or, if no transferee is named in the instrument of transfer, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3 Neither the Company nor any director, officer or agent thereof will be bound to inquire into the title of the person named in the instrument of transfer as transferee, or, if no person is so named, of the person on whose behalf the certificate is deposited for the purpose of having the transfer registered, or be liable to any person for registering or not registering the transfer, and the transfer when registered will confer upon the person in whose name the shares have been registered a valid title to the shares.

5.4 Every instrument of transfer will be executed by the transferor and left for registration at the registered office of the Company or at the office of its transfer agent or registrar together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor to, or his right to transfer, the shares and the right of the transferee to have the transfer registered. If the transfer is registered all instruments of transfer and evidence will be retained by the Company or its transfer agent or registrar and, if the transfer is not registered, they together with the share certificate will be returned to the person depositing them.

5.5 There will be paid to the Company in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.

5.6 In the case of the death of a member, his legal personal representative, or if he was a joint holder the surviving joint holder, will be the only person recognized by the Company as having any title to his interest in the shares. Before recognizing a person as a legal personal representative the directors may require him to obtain from a court of competent jurisdiction a grant of letters probate or letters of administration.


                    PART 6- PURCHASE AND REDEMPTION OF SHARES


6.1 The Company may purchase any of its shares unless the special rights and restrictions attached thereto otherwise provide.

6.2 If the Company proposes to redeem some but not all of the shares of any class, the directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed are to be selected.


                            PART 7- GENERAL MEETINGS


7.1 The date, time and place of all general meetings of the Company within the Province of British Columbia will be fixed by the directors.

7.2 All business that is transacted at a general meeting will be special except in the case of an annual general meeting the conduct of and voting at such meeting, the consideration of the financial statements and the reports of the directors and the auditor, a resolution to elect two or more directors by a single resolution, the election of directors, the appointment of the auditor, the fixing of the remuneration of the auditor, such other business as by these Articles or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members, and any business which is brought under consideration by the report of the directors; and in the case of any other general meeting, such business as relates to the conduct of or voting at that meeting.

7.3 Except as otherwise provided by the Company Act, where any special business to be considered at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting will be sufficient if, with respect to such document, it states that a copy of the document is or will be available for inspection by members at the registered office or records office of the Company or at such other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

7.4 No business, other than the election of the chairman or the adjournment of the meeting, will be transacted at any general meeting unless there is a quorum at the commencement of the meeting, but the quorum need not continue throughout the meeting.

7.5 A quorum for a general meeting is two persons entitled to vote except that a quorum for a general meeting will be one person entitled to vote if the Company has only one member.

7.6 If within half an hour from the time appointed for a general meeting there is no quorum, the meeting, if convened upon the requisition of members, will terminate. In any other case it will be adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting there is no quorum within half an hour from the time appointed for the meeting, the member or members entitled to attend and vote at the meeting who are present or represented by proxy or other proper authority will be the quorum.

7.7 The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice- President of the Company, if any, will be entitled to preside as chairman at every general meeting of the Company.

7.8 If at any general meeting neither the Chairman of the Board nor the President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or if present is not willing to act as chairman, the directors present will choose a chairman; but if all the directors present decline to take the chair or fail so to choose or if no director is present, the members present will choose a chairman.

7.9 The chairman may, and will if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business will be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. It will not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

7.10 The directors and any other person permitted by the chairman of the meeting will be entitled to attend any general meeting.

     7.11 No motion proposed at a general meeting need be seconded and the chairman may propose a motion.

7.12 Unless the Company Act otherwise provides, any action to be taken by a resolution of the members may be taken by an ordinary resolution.


                            PART 8- VOTING OF MEMBERS


8.1 Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint holders of shares, on a show of hands every member who is present in person and entitled to vote thereat will have one vote and on a poll every member present m person or represented by proxy or other proper authority will have one vote for each share of which he is the registered holder.

     8.2 A member, being a corporation, may appoint a proxyholder and may also appoint a representative to act for it by delivering to the Company a copy of a resolution of its directors or other governing body naming a person as its representative. Such representative, subject to any restrictions contained in the resolution, will be entitled to exercise the same powers on behalf of the corporation as the corporation could exercise if it were an individual member. If the corporation is a subsidiary of the Company its shares may not be voted and its proxyholder or representative or the proxyholder of the representative may not be counted to make a quorum.

8.3 In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, will be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority will be determined by the order in which the names stand in the register of members. Two or more legal personal representatives of a deceased member whose shares are registered in his sole name will for the purpose of this Article be deemed joint registered holders.

8.4 A member of unsound mind entitled to attend and vote in respect of whom an order has been made by any court having jurisdiction may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

8.5       A member may by proxy appoint a proxyholder to vote for him on a poll.

     8.6 In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded will not be entitled to a second or casting vote.

8.7 If a poll is demanded it will be taken either at the meeting and of the members present in person or represented by proxy or other proper authority at the time the poll is taken, or at such other time and in such manner as the chairman may direct. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn.

8.8 In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith will be final and conclusive.

8.9 On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

8.10 A member holding more than one share in respect of which he is entitled to vote will be entitled to appoint one or more (but not more than two) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he will specify the number of shares each proxyholder will be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

8.11 A form of proxy will be in writing under the hand of the appointor or his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or representative of or attorney for the corporation. A proxyholder will be a member of the Company unless

    (a)  the Company is at the time a reporting company,

     (b) the member appointing the proxyholder is a corporation,

     (c) the Company will have at the time only one member, or

     (d) all the members present otherwise agree.

8.12 Unless otherwise provided by the directors, a form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof will be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, or in the information circular relating thereto not less than 48 hours, excluding Saturdays and holidays, before the time of the meeting.

     8.13 Except as otherwise provided by law or these Articles, a proxy may be in any form the directors or the chairman of the meeting approve.

8.14 A vote given in accordance with the terms of a proxy will be valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer will have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.



                                PART 9- DIRECTORS


9.1 The members, except as otherwise restricted by the Memorandum or Articles, will be entitled to elect directors, but the number to be elected will be determined by the directors.

9.2       The directors may, from time to time, appoint additional directors.

     9.3 A casual vacancy occurring in the Board of directors may be filled by the remaining directors or director.

9.4 A director's term of office will expire on the date fixed at the time of his appointment or election and in the absence thereof on the election of directors either at the annual general meeting next following his appointment or election or by the consent in writing in lieu of such meeting, as the case may be.

9.5       A retiring director will be eligible for re-election.

9.6 Any director may by written notice to the Company appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present or by these Articles deemed to be present unless the directors will have reasonably disapproved the appointment of such person and given notice to that effect to the director within a reasonable time. Every alternate will be entitled to attend and vote at meetings at which the person who appointed him is not present or deemed to be present, and, if he is a director, to have a separate vote on behalf of the director he is representing in addition to his own vote. A director may at any time by written notice to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate will be payable out of the remuneration of the director appointing him.

     9.7 The directors may remove from office a director who is convicted of an indictable offence.

9.8 The remuneration of the directors as such may from time to time be determined by the directors. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company who is a director. The directors will be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any director will perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or will otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by resolution of the members and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive. The directors may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.


                     PART 10- POWERS AND DUTIES OF DIRECTORS


10.1 The powers of the Company will be exercised only by the directors, except those which by the Company Act or these Articles are required to be exercised by a resolution of the members and those referred to the members by the directors .

10.2        The directors may from time to time

     (a) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

     (b) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

     (c) mortgage or charge, whether by way of specific or floating charge, or give other security on the undertaking and the whole or any part of the property and assets (both present and future) of the Company.

10.3 The directors may from time to time by power of attorney or other instrument appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the powers of the directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends), for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.



                    PART 11- DISCLOSURE OF INTEREST OF DIRECTORS


11.1 A director will disclose his interest in and not vote in respect of any proposed contract or transaction with the Company in which he is in any way directly or indirectly interested, but such director will be counted in the quorum at the meeting of the directors at which the proposed contract or transaction is approved.

11.2 A director may hold any office or place of profit with the Company in addition to his office of director for such period and on such terms (as to remuneration or otherwise) as the directors may determine and no director or intended director will be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company An which a director is in any way interested will be voided by reason thereof

11.3 A director or his firm may act in a professional capacity for the Company and he or his firm will be entitled to remuneration for professional services as if he were not a director.

11.4 A director may be or become a director, officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and such director will not, except as provided by the Company Act or these Articles, be accountable to the Company for any remuneration or other benefit received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the directors otherwise direct.


                        PART 12- PROCEEDINGS OF DIRECTORS


     12.1 Unless otherwise determined by the directors the President will be the Chairman of the Board.

     12.2 A director may, and the Secretary will on the request of a director, call a meeting of the directors .

12.3 The Chairman of the Board, or in his absence the President, will preside as chairman at every meeting of the directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or if the Chairman of the Board and the President have advised the Secretary that they will not be present at the meeting, the directors present will choose one of their number to be chairman of the meeting.

     12.4 The directors may meet for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting will be decided by a majority of votes and in case of an equality of votes the chairman will not have a second or casting vote.

12.5 A meeting of the Board, or of any committee of the Board, may be held in any of the following ways:

     (a) all of the participants meeting in person;

     (b) some of the participants meeting in person and others communicating with them, by telephone or other means of communication, so that each participant can hear each of the others; or

     (c) all of the participants communicating with each other, by telephone or other means of communication, so that each participant can hear each of the others.


12.6 The quorum necessary for the transaction of business by the directors may be fixed by the directors and if not so fixed will be a majority of the Board.

     12.7 The directors may if there is a quorum act notwithstanding any vacancy.

     12.8 Every act of a director is valid notwithstanding any defect that may afterwards be discovered in his election or appointment.

12.9 Any resolution of the directors or of a committee thereof may be passed with the consent in writing to the resolution of all the directors or the members of that committee. The consent may be in counterparts.


                     PART 13- EXECUTIVE AND OTHER COMMITTEES


13.1 The directors may appoint an Executive Committee to consist of such member or members of the Board as they think fit. The Executive Committee will have all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in the Executive Committee or any other committee of the Board and such other powers, if any, as are specified.

13.2 The directors may appoint one or more committees consisting of such member or members of the Board as they think fit and may delegate to any such committee any powers of the Board; except, the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in any committee of the Board, and the power to appoint or remove officers appointed by the Board.

13.3 All committees may meet and adjourn as they think fit. Questions arising at any meeting will be determined by a majority of votes of the members of the committee, and in case of an equality of votes the chairman will not have a second or casting vote.

13.4 All committees will keep minutes of their actions and will cause them to be recorded in books kept for that purpose and will report the same to the Board at such times as the Board requires. The directors will also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or ovemding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary.




                                PART 14-OFFICERS


14.1 The directors may decide what functions and duties each officer will perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions as they think fit and may from time to time revoke, withdraw, alter or vary any of such functions, duties and powers .



             PART 15-INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS
                                  AND EMPLOYEES


15.1 Subject to the provisions of the Company Act, the Company will indemnify a director or former director of the Company and the Company may indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each person who acts or has acted at the Company's request as a director and each director on being elected or appointed will be deemed to have contracted with the Company on the terms of the foregoing indemnity.

15.2 Subject to the provisions of the Company Act, the directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he may also be a director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Company will indemnify the Secretary and any Assistant Secretary of the Company if he is not a full time employee of the Company and notwithstanding that he may also be a director and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and the Secretary and Assistant Secretary will on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

     15.3 The failure of a director or officer of the Company to comply with the provisions of the Company Act, the

Memorandum or these Articles will not invalidate any indemnity to which he is entitled under this Part.

15.4 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such director, officer, employee or agent.


                         PART 16- DIVIDENDS AND RESERVE


16.1 The directors may from time to time declare and authorize payment of such dividends, if any, as they deem advisable and need not give notice of such declaration to any member. No dividend will be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the directors as to the amount of such funds or assets available for dividends will be conclusive. Any dividend may be paid wholly or in part by the distribution of specific assets and in particular by shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the directors. Where any difficulty arises with regard to such a distribution the directors may settle the same as they see fit, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payment in substitution for all or any part of the specific assets to which any member is entitled will be made to the member on the basis of the value so fixed in order to adjust the rights of all parties and may vest any specific assets in trustees for the persons entitled to the dividend.

     16.2 Any dividend declared on shares of any class may be made payable on such date as is fixed by the directors.

16.3 If persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other monies payable in respect of the share.

16.4 Unless otherwise determined by the directors, no dividend will be paid on any share which has been purchased or redeemed by the Company while the share is held by the Company.

16.5 Any dividend, bonus or other monies payable in cash in respect of shares may be paid by cheque. The mailing of such cheque will, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted), discharge all liability for the dividend unless the cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

16.6 Notwithstanding anything contained in these Articles the directors may from time to time capitalize any undistiibuted surplus on hand of the Company and may from time to time issue shares, bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof

                     PART 17- DOCUMENTS, RECORDS AND REPORTS


17.1 No member of the Company will be entitled to inspect the accounting records of the Company unless the directors determine otherwise.


                                PART 18- NOTICES


18.1 Any notice required to be given by these Articles or the Company Act unless the form is otherwise specified may be given orally or in writing.

18.2 A notice in writing, statement, report or other document will have been effectively sent or given if posted prepaid, delivered, telegraphed or cabled to the person entitled thereto at his address recorded on a register maintained by the Company; and a certificate signed by the Secretary or other officer of the Company or of any other corporation acting on behalf of the Company that the notice, statement, report or other document was so sent or given will be conclusive evidence thereof.

18.3 A notice, statement, report or other document may be given by the Company to the joint holders of a share by giving it to any of them.

18.4 A notice, statement, report or other document may be given by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member in the same manner as the same might have been given if the death, bankruptcy or incapacity had not occurred.

18.5 Notice of each directors' meeting, except a directors' meeting held immediately following an annual general meeting of which no notice will be required, will be given to every director and alternate director except a director or alternate director who has waived notice or is absent from the Province of British Columbia.

18.6 The accidental omission to give notice of a meeting to, or the non-receipt thereof by, any person entitled to receive notice will not invalidate the proceedings at that meeting.

18.7 Every notice of a meeting will specify the place, day and time of the meeting and if for a general meeting the general nature of all special business intended to be conducted thereat, unless specified in an information circular relating thereto.

18.8 A director may waive his entitlement to receive a notice of any past, present or future meeting or meetings of directors and may at any time withdraw such waiver. After the waiver is received by the Company and until it is withdrawn no notice need be given to such director or, unless the director otherwise requires in writing to the Company, to his altemate. Meetings held without such notice being given will not have been improperly called by reason thereof

     18.9 Not less than two hours' notice of a directors' meeting requiring notice will be given.

18.10 Where in these Articles any period of time dating from a given day, act or event is prescribed the time will be reckoned exclusive of such day, act or event.


                         PART 19- EXECUTION OF DOCUMENTS


     19.1 Any document may be executed by the Company, under seal or not under seal:

     (a) by any one director or any one of the Chairman of the Board, the President, a Vice-President or the Secretary;

     (b) in any manner directed by the Board, either generally or in relation to a particular document; or

     (c) in any other manner permitted by law.


                                  PART 20-SEAL


     20.1 The Company may have a seal, but need not.

     20.2 The Company may have a seal for use in any place or places other than British Columbia.

20.3 Any seal of the Company may, as directed by the Board, be reproduced on any document in any form or by any means rather than by an impression of it.



British                    Ministry of Finance       2nd Floor - 940 Blanshard Street   ANNUAL REPORT
Columbia                   and Corporate Relations   P. O. Box 9432 Stn Prov Govt                  Form 16
                           Corporate and Personal    Victoria BC V8W 9V3                Sections 333 and 334
                           Property Registries       Telephone: (250) 35608626               COMPANY ACT

Please check this form for any errors or omissions                              Filing Fee $35.00 Page 1 of 2
(Instructions on reverse)

A   NAME OF COMPANY        B REGISTERED OFFICE ADDRESS                 C  CERTIFICATE OF INCORPORATION NUMBER

                                                                                  326273

DSI DATOTECH SYSTEMS INC.                                              D DATE OF INCORPORATION, AMALGAMATION OR
1100 1055 WEST HASTINGS STREET                                                       CONTINUATION
VANCOUVER     BC V6E 2E9                                                        1987 MAY      07

                                                                       E IS THIS A REPORTING COMPANY?

                                                                                YES

                                                                       F   DATE OF ANNUAL REPORT (ANNIVERSARY DATE)

                                                                                1999 MAY     07

G    Has there been a change of registered   H    Has there been a change of
     or records office address?  If YES, a        directors?  If YES, a Notice
     Notice to Change Office (Form 4) must        of Directors (Form 8/9) must
     be filed.  See instructions on reverse.      be filed.  See instructions
                                                  on reverse.

I    DIRECTORS

         LAST NAME         FIRST NAME AND INITIALS (IF ANY)   RESIDENTIAL ADDRESS       CITY     PROVINCE            POSTAL CODE

CALVERT,              THOMAS                                4612 STRATHCONA RD.                                         V7G1G3
                                                            NORTH VANCOUVER BC

GIBBINS,              ALLAN S.                              212 WESTRIDGE DR                                            L0J1C0
                                                            KLEINBERG ON

PARDIAK,              EDWARD C.                             4278 SHERBROOKE ST W, SUITE 7                               H3Z1C7
                                                            WESTMOUNT PQ

SEGEV,                ELLI                                  STE 501 738 BROUGHTON STREET                                V6G 3A7
                                                            VANCOUVER BC



J    OFFICERS

PARDIAK               EDWARD C.                             4278 SHERBROOKE ST W, SUITE 7,                              H3Z1C7
CHAIRMAN                                                    WESTMOUNT PQ



                                                                                               Page 2 of 2


J    OFFICERS CONTINUED

         LAST NAME         FIRST NAME AND INITIALS (IF ANY)   RESIDENTIAL ADDRESS       CITY     PROVINCE            POSTAL CODE


SEGEV,                ELLI                                  STE 501 - 738 BROUGHTON STREET                              V6G 3A7
PRESIDENT                                                   VANCOUVER  BC

SHIMOKURA,            BETSY                                 STE 3001 867 HAMILTON STREET                                V6B6B7
SECRETARY                                                   VANCOUVER  BC

EGERY,                ROBERT                                480 ELIZABETH DRIVE                                         H9W1H1
DIRECTOR OF                                                 BEACONSFIELD, PQ
BUSINESS
DEVELOPMENT























K    CERTIFIED CORRECT - I have read this form and found           DATE SIGNED
     it to be correct.
     Signature of a current Director, Officer,                        99/05/27
     or Company Solicitor

X    /s/
        ----------------------------------------------------------------------